UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/08/2005

Marriott International, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-13881

Delaware	52-2055918
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

10400 Fernwood Road
Bethesda, MD 20817
(Address of principal executive offices, including zip code)

301-380-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On November 8, 2005, Marriott International, Inc. ("Marriott") issued a press release announcing the expiration of its offers to exchange a new series of Senior Notes due November 10, 2015 (the "New Notes") for up to $293,890,000 of its 7 percent Series E Notes due January 15, 2008 and up to $300,000,000 of its 7-7/8 percent Series C Notes due September 15, 2009 (collectively, the "Old Notes"). The exchange offers expired at 12:00 midnight, New York City time, on November 7, 2005.

A copy of Marriott's press release is attached as Exhibit 99 and incorporated by reference.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits. The following exhibit is filed with this report:

99        Press release of Marriott International, Inc., dated November 8, 2005.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marriott International, Inc.

Date: November 08, 2005	By:	/s/ Carl T. Berquist
Carl T. Berquist
Executive Vice President, Financial Information and Risk Management

Exhibit Index

Exhibit No.	Description
EX-99.	Press release of Marriott International, Inc., dated November 8, 2005.